Stein Roe Advisor Funds

Annual Report
June 30, 2000

[CURRENCY PHOTO HERE]


Stein Roe Fixed Income Fund

Taxable Bond Fund

           Stein Roe Advisor Intermediate Bond Fund



[Stein Roe logo]
                             STEIN ROE MUTUAL FUNDS
                    ----------------------------------------
                   Sensible Risks. Intelligent Investments.(R)

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Contents
--------------------------------------------------------------------------------


Performance..................................................................  1

   How the Stein Roe Advisor Intermediate Bond Fund has done over time

Questions & Answers..........................................................  2

   Interview with the portfolio manager and summary of investment activity

Portfolio of Investments.....................................................  4

   A complete list of investments with market values

Financial Statements.........................................................  9

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements................................................ 15

Financial Highlights......................................................... 18

   Selected per-share data

Report of Independent Auditors............................................... 19



                Must be preceded or accompanied by a prospectus.

Fund Performance
--------------------------------------------------------------------------------

One way to evaluate a Fund's historical performance is to look at the cumulative return percentage, the average annual total return percentage or the growth of a hypothetical $10,000 investment. Below, we compare Stein Roe Advisor Intermediate Bond Fund with its benchmark. Each performance figure includes changes in a Fund's share price, plus reinvestment of any dividends (net investment income) and capital gains distributions (the profits the fund earns when fixed income securities grow in value).


                     Average Annual Returns through 6/30/00
--------------------------------------------------------------------------------

                                                1 Year       5 Year      10 Year
                                           -------------------------------------
STEIN ROE ADVISOR INTERMEDIATE BOND FUND K       2.25%        5.69%        7.13%
Lehman Brothers Intermediate
Government/Corporate Bond Index                  4.23%        5.82%        7.28%




GROWTH of a $10,000 investment for the ten years ended June 30, 2000
--------------------------------------------------------------------------------
STEIN ROE ADVISOR INTERMEDIATE BOND FUND

[CHART DATA]

                  L.B. Int.                  Stein Roe Advisor
                  Government/Corporate       Intermediate
                  Bond Index                 Bond Fund K

6/30/90           10,000                     10,000
6/30/91           11,052.3                   11,018.1
6/30/92           12,507.3                   12,561.9
6/30/93           13,820.0                   13,832.9
6/30/94           13,784.9                   13,725.5
6/30/95           15,214.9                   15,068.9
6/30/96           15,976.9                   15,926.4
6/30/97           17,129.9                   17,332.1
6/30/98           18,593.3                   18,979.6
6/30/99           19,371.7                   19,460.5
6/30/00           20,190.7                   19,909.0



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Total return figures do not include sales charges or contingent deferred sales charges (CDSC). Class K shares may be purchased only through certain intermediaries, including certain bank trust departments, wrap fee programs and retirement plans. The Advisor currently limits expenses on Class K shares to 1.00% of average net assets. Absent this limit, total return would be less. Historical performance for Class K shares for the period prior to 2/4/98 is based on the performance of the SR&F Intermediate Bond Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains. This graph compares the performance of the Stein Roe Advisor Intermediate Bond Fund to the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged group of investment-grade bonds not associated with any Stein Roe fund. Unlike mutual funds, it is not possible to invest directly in an index.

Questions & Answers
--------------------------------------------------------------------------------

AN INTERVIEW WITH MICHAEL KENNEDY, PORTFOLIO MANAGER OF STEIN ROE ADVISOR INTERMEDIATE BOND FUND AND SR&F INTERMEDIATE BOND PORTFOLIO


Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED JUNE 30, 2000?

Kennedy: The Stein Roe Advisor Intermediate Bond Fund generated a return of 2.25%, underperforming the 4.23% return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The Fund experienced some rough periods in conjunction with erratic overall bond market activity, but held strong positions in good performing sectors.

Q: WHERE DID YOU FOCUS INVESTMENTS THROUGHOUT THE YEAR, AND WHY?

Kennedy: We invested the majority of the Fund's assets in the corporate bond market throughout the fiscal year. We held an average of 65%-75% of the Fund's assets in this category, as this is where we found the best value for our investment dollars.
         Because of our heavy corporate bond weighting, the Fund's performance hinged on that segment's reactions to economic events and other concerns. From July through September of 1999, fears of Y2K affected the market and limited overall performance of the corporate bond sector. As calendar year 1999 drew to a close and it became evident that Y2K problems would have a smaller-than-expected impact, the market recovered.
         By that time, Y2K fears were priced into the market, providing excellent investment opportunities as corporate bonds handsomely outperformed Treasurys through the end of January 2000. Corporate bonds and Treasury bonds changed favor again from the end of January until the end of May, during a period where the Federal Reserve made several increases in short-term interest rates and created a more conservative investment environment.

Q: WHAT OTHER SIGNIFICANT EVENTS DEFINED THE FISCAL YEAR FOR THE FUND?

Kennedy: As the Federal Reserve increased interest rates on short-term debt (1.50% over the entire fiscal year) and the Treasury bought back longer-term debt and drove down long-term rates, an inverted yield curve occurred. (See chart on page 3.) This means that short-term interest rates actually exceeded long-term interest rates, which is unusual because investors typically demand higher returns in exchange for the increased risk associated with long-term investing.
         The inversion of the yield curve put pressure on non-Treasury sectors from the end of January through May. However, in the final weeks of the period, a number of key economic indicators seemed to signal that the economy was slowing, signaling an end to the Federal Reserve's cycle of raising rates. Since that time investor sentiment has shifted back toward higher-risk debt, improving investment prospects for non-Treasury areas of the bond market. This is good news for the Fund, considering our strong position in corporate bonds and other non-Treasury positions.

Q: HOW DID THE FUND'S MORTGAGE-BACKED POSITION FARE DURING THE FISCAL YEAR?

Kennedy: The mortgage-backed securities sector rode much the same course as the corporate market this year, losing favor from January through May due to Treasury market outperformance. We continue to hold a significant position in mortgage-backed securities, favoring commercial mortgage holdings that provide high credit quality, attractive yield and good protection from an early unfavorable loan payoff.

Q: THE FUND'S ALLOCATION TO INTERNATIONAL BONDS IS BACK UP AFTER A POOR PERIOD FOR INTERNATIONAL INVESTING. WHAT COUNTRIES PROVIDED GOOD OPPORTUNITIES DURING THIS REBOUND?

Kennedy: Mexican bonds were a profitable investment for us during the fiscal year. We held nearly one percent of the Fund's assets in that country's debt, and these holdings benefited as the country was upgraded to investment grade. A peaceful election should support an additional upgrade by Standard & Poor's, earning the country full investment-grade status and allowing for further appreciation of the Fund's Mexican bond holdings. We also profited from investments in bonds of foreign banks, particularly in Europe, where credit quality continues to improve and bank bonds offered attractive yields.


   ---------------------------------------------------------------------------
                                    FUND DATA
   INVESTMENT OBJECTIVE:

   Seeks its total return by pursuing current income and opportunities for capital appreciation. The Fund invests primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.
   ---------------------------------------------------------------------------

Q&A Continued
--------------------------------------------------------------------------------

Q: WHAT OTHER FACTORS HELPED PERFORMANCE?

Kennedy: The Fund benefited from an overweighted position in BBB-rated bonds as the sector performed well early in 2000. The run-up in the price of oil proved beneficial for bond holdings such as Noble Drilling, Baker Hughes and Gulf Canada (1.2%, 1.3% and 1.2% of net assets).

Q: WHAT AREAS DO YOU BELIEVE WILL PROVIDE GOOD INVESTMENT OPPORTUNITIES IN COMING MONTHS?

Kennedy: With the economy slowing and interest rates stabilizing, we believe corporate bonds and higher-yielding debt will provide strong investment opportunities. At the end of the fiscal year we held just 10% of the Fund's assets in high-yield bonds. The lower weighting was intentional, the result of selling a few issues that were unattractive, and enjoying the upgrade of several other holdings during the period. We intend to increase our allocation to high-yield bonds now that this market is more attractive, while maintaining a strong position in higher-quality corporate bonds.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 06/30/00, and are subject to change.

Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Lehman Brothers Intermediate Corporate Bond Index is an unmanaged group of bonds that vary in quality; it is not available for direct investment.


Inversion of the Yield Curve
--------------------------------------------------------------------------------

June 30, 1999 - June 30, 2000

   [CHART DATA]


                           3-month              1-year           5-year             10-year            30-year
                           Treasury             Treasury         Treasury           Treasury           Treasury
                           bond                 bond             bond               bond               bond
                           yield                yield            yield              yield              yield

   June 30, 1999           4.75                 5.05             5.65               5.79               5.97
   June 30, 2000           5.86                 6.06             6.18               6.02               5.9


The Federal Reserve raised short-term interest rates throughout the fiscal year while a budget surplus allowed for buyback of long Treasury. These events combined to invert the yield curve and reshape the bond investment environment during the year.

Past performance does not guarantee future results.


SR&F Intermediate Bond Portfolio
-------------------------------------------------------------------------------------------------
At June 30, 2000 (All amounts in thousands)

BONDS & NOTES - 97.6%
CORPORATE FIXED INCOME BONDS & NOTES - 65.1%                                      Par       Value
-------------------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 24.6%
DEPOSITORY INSTITUTIONS - 6.9%
Citicorp, 8.040% 12/15/19 (a).............................................    $ 9,000     $ 8,957
GS Escrow Corp., 7.000% 8/1/03............................................      3,000       2,762
Merita Bank Ltd., 7.150% 9/11/49..........................................      4,500       4,377
National Australia Bank Ltd., 8.600% 5/19/10..............................      3,750       3,923
Sovereign Bancorp, Inc., 10.500% 11/15/06.................................      2,750       2,728
The Bank of Tokyo-Mitsubishi, Ltd., 8.400% 4/15/10........................      5,500       5,561
                                                                                        ---------
                                                                                           28,308
FINANCIAL SERVICES - 5.4%
LaBranche & Co., Inc., 12.000% 3/1/07 (a).................................      3,300       3,275
Registered Diversified Funding, 9.250% 3/15/30 (a)........................      8,250       7,763
TPSA Finance BV, 7.750% 12/10/08 (a)......................................      6,000       5,672
Zurich Capital Trust, 8.376% 6/1/37 (a)...................................      6,130       5,691
                                                                                        ---------
                                                                                           22,401
HOLDING & OTHER INVESTMENT OFFICES - 4.6%
Applied Global Finance Ltd., 9.727% 10/4/01...............................      1,000       1,040
Federal Realty Investment Trust, 6.625% 12/1/05...........................      2,750       2,494
First Industrial, L.P., 7.600% 7/15/28....................................      1,250       1,038
HSBC Holdings PLC:
   9.547% 12/31/49 (a)....................................................      4,500       4,666
   10.176% 12/31/49 (a)...................................................      5,000       5,324
Meditrust Cos., 7.820% 9/10/26............................................      1,700       1,292
Storage USA, 7.125% 11/1/03...............................................      3,250       3,116
                                                                                        ---------
                                                                                           18,970
INSURANCE AGENTS & BROKERS - 1.8%
GE Global Insurance Holding Corp., 7.500% 6/15/10.........................      7,500       7,419
                                                                                        ---------

INSURANCE CARRIERS - 2.2%
Florida Windstorm Underwriting Assoc., 7.125% 2/25/19 (a).................      2,375       2,144
Prudential Insurance Co. of America, 7.650% 7/1/07 (a)....................      7,250       7,035
                                                                                        ---------
                                                                                            9,179
NONDEPOSITORY CREDIT INSTITUTIONS - 1.9%
Countrywide Home Loans, Inc., 6.850% 6/15/04..............................      5,000       4,798
KBC Bank Fund Trust III, 9.860% 11/29/49 (a)..............................      3,000       3,061
                                                                                        ---------
                                                                                            7,859
SECURITY BROKERS & DEALERS - 1.8%
Broad Index Secured Trust Offering, Series 1997 1A,
     Class B, 9.500% 12/31/02 (a).........................................      3,000       2,829
Diversified REIT Trust, Series 1999-1A, Class C,
     6.780% 3/18/11 (a)...................................................      5,000       4,513
                                                                                        ---------
                                                                                            7,342
MANUFACTURING - 9.9%
CHEMICALS & ALLIED PRODUCTS - 1.2%
Eastman Chemical Co., 7.625% 6/15/24......................................      5,000       4,830
                                                                                        ---------

ELECTRONIC & ELECTRICAL EQUIPMENT - 2.4%
Citizens Utilities Co., 7.000% 11/1/25....................................      6,500       5,492
Raytheon Co., 8.300% 3/1/10 (a)...........................................      4,475       4,546
                                                                                        ---------
                                                                                           10,038
MACHINERY & COMPUTER EQUIPMENT - 1.3%
Baker Hughes, Inc., 6.875% 1/15/29........................................      6,250       5,491
                                                                                        ---------



4



SR&F Intermediate Bond Portfolio Continued
-------------------------------------------------------------------------------------------------

                                                                                  Par       Value
-------------------------------------------------------------------------------------------------
MANUFACTURING - CONT.
MISCELLANEOUS MANUFACTURING - 1.7%
PDVSA Finance Ltd., Series 1-A, 7.400% 8/15/16............................    $ 2,500    $  1,908
Reliant Energy, 8.125% 7/15/05 (a)........................................      5,000       4,993
                                                                                        ---------
                                                                                            6,901
PETROLEUM REFINING - 1.6%
USX Corp., 7.200% 2/15/04.................................................      6,800       6,674
                                                                                        ---------

PRINTING & PUBLISHING - 0.5%
World Color Press, Inc., 7.75% 2/15/09....................................      2,000       1,872
                                                                                        ---------

TOBACCO PRODUCTS - 1.2%
US Tobacco, 8.800% 3/15/05................................................      5,000       4,836
                                                                                        ---------

MINING & ENERGY - 7.0%
METAL MINING - 1.1%
Freeport-McMoran Copper & Gold, Inc., 7.500% 11/15/06.....................      2,700       1,782
PT Alatief Freeport Financial Corp., 9.750% 4/15/01.......................      2,900       2,683
                                                                                        ---------
                                                                                            4,465
OIL & GAS EXTRACTION - 3.9%
Gulf Canada Resources Ltd., 8.375% 11/15/05...............................      5,000       4,940
Noble Drilling Corp., 7.500% 3/15/19......................................      5,310       5,035
Yosemite Securities Trust I, 8.250% 11/15/04 (a)..........................      6,000       5,958
                                                                                        ---------
                                                                                           15,933
OIL & GAS FIELD SERVICES - 2.0%
Phillips Petroleum Co., 8.500% 5/25/05....................................      3,000       3,101
Tosco Corp., 8.125% 2/15/30 (b)...........................................      4,900       4,941
                                                                                        ---------
                                                                                            8,042
RETAIL TRADE - 4.4%
GENERAL MERCHANDISE STORES - 1.7%
Buhrmann US, Inc., 12.250% 11/1/09........................................      3,000       3,120
Kmart Corp., 8.375% 12/1/04...............................................      4,100       3,887
                                                                                        ---------
                                                                                            7,007
MISCELLANEOUS RETAIL - 2.7%
Price/Costco, Inc., 7.125% 6/15/05........................................      5,250       5,159
Royal & Sun Alliance Insurance Group PLC, 8.950% 10/15/29 (a).............      6,000       6,018
                                                                                        ---------
                                                                                           11,177
SERVICES - 3.6%
AMUSEMENT & RECREATION - 0.7%
Prime Hospitality Corp., 9.250% 1/15/06...................................      2,950       2,891
                                                                                        ---------

BUSINESS SERVICES - 0.8%
Federal Express Corp., Series A1, 7.530% 9/23/06..........................      3,111       3,087
                                                                                        ---------

HEALTH SERVICES - .09%
Tenet Healthcare Corp., 7.875% 1/15/03....................................      4,000       3,905
                                                                                        ---------

HOTELS, CAMPS & LODGING - 1.2%
Marriott International, Inc., 7.875% 9/15/09..............................      5,000       4,813
                                                                                        ---------

TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - 14.7%
AIR TRANSPORTATION - 1.3%
Air 2 US, 8.027% 10/1/19 (a)(b)...........................................      5,450       5,464
                                                                                        ---------


5


SR&F Intermediate Bond Portfolio Continued
-------------------------------------------------------------------------------------------------

                                                                                  Par       Value
-------------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - CONT.
CABLE - 1.0%
CSC Holdings, Inc., 7.875% 2/15/18........................................    $ 4,250     $ 3,901
                                                                                        ---------

COMMUNICATIONS - 0.8%
PDVSA Finance Ltd., Series 1999 F, 8.750% 2/15/04.........................      3,283       3,221
                                                                                        ---------

ELECTRIC SERVICES - 7.3%
AES Eastern Energy, L.P. 9.670% 1/2/29....................................      4,000       3,817
Endesa-Chile Overseas Co., 8.500% 4/1/09 .................................      6,000       5,881
Israel Electric Corp., Ltd., 8.250% 10/15/09 (a)..........................      8,500       8,430
Niagara Mohawk Power Corp., 8.875% 5/15/07................................      8,000       8,306
Oglethorpe Power Corp., 6.974% 6/30/11....................................      3,685       3,466
                                                                                        ---------
                                                                                           29,900
TELECOMMUNICATION - 3.9%
Deutsche Telekom Integrated Finance:
   7.750% 6/15/05.........................................................      4,750       4,796
   8.250% 6/15/30.........................................................      4,800       4,882
Frontier Corp., 7.250% 5/15/04............................................      7,000       6,462
                                                                                        ---------
                                                                                           16,140
TRANSPORTATION SERVICES - 0.4%
Stagecoach Holdings PLC, 8.625% 11/15/09..................................      2,075       1,767
                                                                                        ---------

WHOLESALE TRADE - 0.9%
NONDURABLE GOODS - 0.9%
   Lilly Del Mar, Inc., 7.717% 8/1/29 (a).................................      3,750       3,687
                                                                                        ---------

TOTAL CORPORATE FIXED INCOME BONDS & NOTES
(cost of $292,874)........................................................                267,520
                                                                                        ---------

-------------------------------------------------------------------------------------------------

GOVERNMENT OBLIGATIONS - 15.5%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.6%
Federal Home Loan Mortgage Association,
   12.000% 2020...........................................................      1,402       1,546
                                                                                        ---------

Federal National Mortgage Association:
   6.000% 2009-2024 (b)...................................................     15,401      14,643
   6.500% 2028 (b)........................................................      6,313       5,952
   8.500% 2021............................................................         89          90
   9.250% 2018 (b)........................................................      1,386       1,450
                                                                                        ---------
                                                                                           22,135
Government National Mortgage Association:
   6.625% 2025 ARM (b)....................................................      1,271       1,278
   8.000% 2018 (b)........................................................      2,148       2,180
   9.000% 2016 (b)........................................................        167         174
                                                                                        ---------
                                                                                            3,632
U.S. Treasury Notes:
   6.500% 2/15/10.........................................................      5,000       5,171
   6.750% 5/15/05 (b).....................................................     11,000      11,256
                                                                                        ---------
                                                                                           16,427

-------------------------------------------------------------------------------------------------


6



SR&F Intermediate Bond Portfolio Continued
-------------------------------------------------------------------------------------------------

                                                                                  Par       Value
-------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS - CONT.
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS - 4.9%
Korea Development Bank, 7.125% 4/22/04....................................    $ 3,000    $  2,899
Philippines (Rep) 10.625% 3/16/25.........................................      3,000       2,571
State Of Qatar
   9.500% 5/21/09 (a).....................................................      3,500       3,599
   9.750% 6/15/30 (a).....................................................      7,500       7,359
United Mexican States, 9.875% 2/1/10......................................      3,500       3,652
                                                                                        ---------
                                                                                           20,080
                                                                                        ---------
TOTAL GOVERNMENT OBLIGATIONS
(cost of $57,883).........................................................                 63,820
                                                                                        ---------

-------------------------------------------------------------------------------------------------

NON AGENCY MORTGAGE-BACKED SECURITIES & ASSET-BACKED-SECURITIES - 17.0%
MORTGAGE BACKED SECURITIES - 8.6%
American Mortgage Trust, Series 1993-3,
   8.190% 9/27/22.........................................................      1,391       1,252
Kidder Peabody Acceptance Corp., Series 1994-C3, Class A2,
   8.500% 4/1/07..........................................................      2,239       2,298
LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1B,
   6.210% 10/15/08........................................................     10,000       9,069
Mellon Residential Funding Corp., Series 1998-TBC1, Class A3,
    5.610% 10/25/28.......................................................      4,500       4,334
Merrill Lynch Mortgage Investors, Inc., Series 1995-C3, Class A3,
   7.059% 12/26/25........................................................      4,000       3,907
Merrill Lynch Trust, Series 20, Class D,
   8.000% 12/20/18........................................................      1,097       1,095
Nomura Asset Securities Corp., Series 1996-MD5, Class A1B,
    7.120% 4/13/36........................................................      3,000       2,918
Option One Mortgage Securities Corp., Series 1999-B, Class 2A,
   9.660% 3/26/29.........................................................      2,959       2,869
PNC Mortgage Securities Corp., Series 1996-1, Class A5,
   7.500% 6/25/26.........................................................      3,314       3,230
Structured Asset Securities Corp.:
   Series 1996-CFL, Class C, 6.525% 2/25/28...............................      3,420       3,393
   Series 1996-CFL, Class X-IO, 1.525% 2/25/28............................     22,930       1,146
                                                                                        ---------
                                                                                           35,511
ASSET BACKED SECURITIES - 8.4%
Asset Securitization Corp., Series 1997-D5, Class A1C,
   6.750% 2/14/41.........................................................      6,500       6,184
Cigna CBO 1996-1 Ltd., Series 1996-1, Class A2,
   6.460% 11/15/08........................................................      5,000       5,034
First Boston Mortgage Securities Corp., Series 1993-H1, Class A-IO,
   2.108% 9/28/13.........................................................      1,298           6
Green Tree Home Improvement Loan Trust, Series 1994-A, Class A,
   7.050% 3/15/14.........................................................        699         675
GS Mortgage Securities Corp., Series 1998-3, Class A,
   7.750% 9/20/27 (a).....................................................      5,616       5,581
JP Morgan Commerical Mortgage Finance Corp., Series 1999-C8, Class A2,
   7.400% 7/15/31.........................................................     10,000       9,892
YPF Sociedad Anonima, 7.500% 10/26/02.....................................      2,173       2,156
YPF Sociedad Anonima, 10.000% 11/2/28.....................................      2,000       2,149
United Airlines, Inc., 9.200% 3/22/08.....................................      2,763       2,892
                                                                                        ---------
                                                                                           34,569
                                                                                        ---------
TOTAL NON AGENCY MORTGAGE-BACKED SECURITIES & ASSET-BACKED SECURITIES
(cost of $59,824).........................................................                 70,080
                                                                                        ---------

-------------------------------------------------------------------------------------------------


7



SR&F Intermediate Bond Portfolio Continued
-------------------------------------------------------------------------------------------------

                                                                                  Par       Value
-------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.9%
Associates First Capital 6.950% 7/3/00 (b)................................    $ 3,895    $  3,893
                                                                                        ---------
(cost of $3,893)
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost of $414,474) (c)..................................                405,313
                                                                                        ---------
OTHER ASSETS LESS LIABILITIES, NET - 1.5%.................................                  6,202
                                                                                        ---------
NET ASSETS - 100.0%.......................................................               $411,515
                                                                                        =========



NOTES TO PORTFOLIO OF INVESTMENTS

     (a) Represents private placement securities issued under Rule 144A, which exempt from the registration of the Securities Act of 1933. These securities are generally issued to qualified institutional buyers such as the Portfolio, and any resale by the Portfolio must be an exempt transaction, normally to other qualified institutional investors. At June 30, 2000, the aggregate value of the Portfolio's private placement securities was $116,565 which represented 28.3% of net assets.

     (b) These securities, or a portion thereof, with a total market value of $47,338 is being used to collateralize short future contracts.

     (c)  Rate represents yield at date of purchase.

     (d) At June 30, 2000, the cost of investments for federal tax purposes is $414,864.

   Short futures contracts open at June 30, 2000:

                    PAR VALUE                              UNREALIZED
                    COVERED BY         EXPIRATION         DEPRECIATION
    TYPE             CONTRACTS            MONTH           AT 06/30/00
 -----------        ----------         ----------          ----------

Treasury Bond         24,300            September             $169
Treasury Note         10,800            September              109
                                                              -----
                                                              $278
                                                              =====


See accompanying Notes to Financial Statements.

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000
(All amounts in thousands)


ASSETS
Investments, at market value (cost $414,474).......      $405,313
Receivable for investments sold....................        36,347
Interest receivable................................         6,002
Variation margin on futures........................            26
Cash...............................................             1
Other..............................................            98
                                                      -----------
   Total assets....................................       447,787
                                                      -----------

LIABILITIES
Payable for investments purchased..................        35,643
Accrued:
   Management fee..................................           118
   Bookkeeping fee.................................             3
   Transfer agent fee..............................             1
Other..............................................           507
                                                      -----------
   Total liabilities...............................        36,272
                                                      -----------
   Net assets applicable to
     investors' beneficial interest................      $411,515
                                                      ===========


See accompanying Notes to Financial Statements.

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 2000
(All amounts in thousands)

INVESTMENT INCOME
Interest income.........................................     $32,415
Dividend income.........................................         155
                                                           ---------
   Total income.........................................      32,570

EXPENSES
Management fees.........................................       1,451
Transfer agent fees.....................................           6
Bookkeeping fees........................................          34
Trustees' fees..........................................          17
Custodian fees..........................................           8
Audit fees..............................................          16
Legal fees..............................................           2
Other...................................................          24
                                                           ---------
   Total expenses.......................................       1,558
                                                           ---------
   Net investment income................................      31,012
                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES TRANSACTIONS
Net realized loss on investments........................     (10,966)
Net realized loss on futures transactions...............        (479)
Net change in unrealized appreciation/depreciation
     on investments and futures transactions............         472
                                                           ---------
   Net loss on investments and futures transactions.....     (10,973)
                                                           ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $20,039
                                                           =========


See accompanying Notes to Financial Statements.

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)


                                                                                    YEAR             YEAR
                                                                                   ENDED            ENDED
                                                                                JUNE 30,         JUNE 30,
                                                                                    2000             1999
                                                                           -------------    -------------
OPERATIONS
Net investment income....................................................      $  31,012         $ 29,891
Net realized gain (loss) on investments and futures transactions.........        (11,445)             147
Net change in unrealized appreciation/depreciation
     on investments and futures transactions.............................            472          (17,001)
                                                                           -------------    -------------
   Net increase in net assets resulting from operations..................         20,039           13,037
                                                                           -------------    -------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions............................................................        267,691           97,305
Withdrawals..............................................................       (309,774)        (116,948)
                                                                           -------------    -------------
   Net decrease from transactions in investors' beneficial interest......        (42,083)         (19,643)
                                                                           -------------    -------------
   Net decrease in net assets............................................        (22,044)          (6,606)

NET ASSETS
Beginning of period......................................................        433,559          440,165
                                                                           -------------    -------------
End of period............................................................       $411,515         $433,559
                                                                           =============    =============


See accompanying Notes to Financial Statements.

Stein Roe Advisor Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 2000
(All amounts in thousands, except per-share data)


ASSETS
Investment in Portfolio, at value..................................................      $ 118
Receivable due from Advisor........................................................         87
Other..............................................................................          4
                                                                                       -------
   Total assets....................................................................        209
                                                                                       -------

LIABILITIES
Accrued:
   Bookkeeping fee.................................................................          4
   Transfer agent fee..............................................................          2
Other..............................................................................         25
                                                                                       -------
   Total liabilities...............................................................         31
                                                                                       -------
   Net Assets......................................................................      $ 178
                                                                                       =======
ANALYSIS OF NET ASSETS
Paid-in capital....................................................................      $ 321
Accumulated net realized loss on investments and futures transactions
   allocated from Portfolio........................................................       (106)
Net unrealized depreciation on investments and futures transactions
   allocated from Portfolio........................................................        (37)
                                                                                       -------
   Net Assets......................................................................      $ 178
                                                                                       =======

Shares outstanding (unlimited number authorized)...................................         19
                                                                                       =======

Net asset value per share..........................................................      $9.25
                                                                                       =======



See accompanying Notes to Financial Statements.

Stein Roe Advisor Intermediate Bond Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 2000
(All amounts in thousands)



INVESTMENT INCOME
Interest allocated from Portfolio...........................       $  45
Dividend allocated from Portfolio...........................           1
                                                               ---------
                                                                      46
EXPENSES
Expenses allocated from Portfolio...........................           2
12b-1 distribution and service fees.........................           2
Transfer agent fee..........................................           2
Bookkeeping fee.............................................          26
Trustees fees...............................................          12
Custodian fee...............................................           1
Audit fee...................................................           4
Reports to shareholders.....................................          17
Registration fee............................................          28
Other.......................................................           4
                                                               ---------
   Total expenses...........................................          98
Reimbursement of expenses by investment Advisor.............         (92)
                                                               ---------
   Net expenses.............................................           6
                                                               ---------
   Net investment income....................................          40
                                                               ---------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES TRANSACTIONS
   ALLOCATED FROM PORTFOLIO
Net realized loss on investments and futures transactions...         (64)
Net change in unrealized appreciation/depreciation on
     investments and futures transactions...................          37
                                                               ---------
   Net loss on investments and futures transactions.........         (27)
                                                               ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........       $  13
                                                               =========


See accompanying Notes to Financial Statements.

Stein Roe Advisor Intermediate Bond Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)


                                                                      YEAR             YEAR
                                                                     ENDED            ENDED
                                                                  JUNE 30,         JUNE 30,
                                                                      2000             1999
                                                             -------------    -------------
OPERATIONS
Net investment income.......................................         $  40          $   216
Net realized loss on investments and futures
     transactions allocated from Portfolio..................           (64)             (34)
Net change in unrealized appreciation/depreciation
     on investments and futures transactions
     allocated from Portfolio...............................            37              (83)
                                                                ----------       ----------
   Net increase in net assets resulting from operations.....            13               99
                                                                ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income....................           (40)            (218)
Distributions in excess of net investment income............            (1)              --
Return of capital...........................................            (2)              --
                                                                ----------       ----------
                                                                       (43)            (218)
                                                                ----------       ----------

SHARE TRANSACTIONS
Subscriptions to fund shares................................             4            2,832
Value of distributions reinvested...........................            37              194
Redemptions of fund shares..................................        (1,539)          (3,323)
                                                                ----------       ----------
   Net decrease from share transactions.....................        (1,498)            (297)
                                                                ----------       ----------
   Net decrease in net assets...............................        (1,528)            (416)

NET ASSETS
Beginning of period.........................................         1,706            2,122
                                                                ----------       ----------
End of period...............................................        $  178           $1,706
                                                                ==========       ==========
Undistributed (overdistributed) net investment income.......            --                1
                                                                ----------       ----------
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares................................           (a)              285
Issued in reinvestment of distributions.....................             4               20
Redemptions of fund shares..................................          (162)            (340)
                                                                ----------       ----------
   Net decrease in fund shares..............................          (158)             (35)
Shares outstanding at beginning of period...................           177              212
                                                                ----------       ----------
Shares outstanding at end of period.........................            19              177
                                                                ==========       ==========


(a) Rounds to less than one.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)


NOTE 1. ORGANIZATION
Stein Roe Advisor Intermediate Bond Fund (the "Fund") is a series of Liberty-Stein Roe Advisor Trust, formerly Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Intermediate Bond Portfolio (the "Portfolio"), which seeks a high level of current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities with an expected life between three and 10 years.
    The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 2, 1998. At commencement, Stein Roe Intermediate Bond Fund contributed $427,315 in securities and other assets to SR&F Intermediate Bond Portfolio, in exchange for beneficial ownership in that Portfolio. On February 4, 1998, Stein Roe Advisor Intermediate Bond Fund contributed $100 in securities and other assets. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At June 30, 2000, Stein Roe Intermediate Bond Fund and Stein Roe Advisor Intermediate Bond Fund owned 99.9%, and less than 0.1% respectively, of the Portfolio.

--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and the Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
    Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. There were no when-issued or delayed delivery purchase commitments as of June 30, 2000.

SECURITY VALUATIONS
Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

FUTURES CONTRACTS
During the year ended June 30, 2000, the Portfolio entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
    Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. See the Portfolio's Portfolio of Investments for a summary of open futures contracts at June 30, 2000.

FEDERAL INCOME TAXES
No provision is made for federal income taxes, since (a) the Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
    The Fund intends to utilize provisions of the federal income tax law that allows them to carry a realized capital loss forward for eight years following the year of the loss and

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

offset such losses against any future realized gains.
   At June 30, 1999, the Fund had a capital loss carry forwards of $56 expiring in the years 2006 - 2008.

DISTRIBUTIONS TO FUND SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Dividends are determined in accordance with income tax principals. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO COMPOSITION
The Portfolio invests primarily in high yield, high-risk medium- and lower-quality debt securities. See the Portfolio's Investment Portfolio for information regarding individual securities.

--------------------------------------------------------------------------------

NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

MANAGEMENT & ADMINISTRATION FEES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment advisor and manager.
    The management fee for the Portfolio is computed at an annual rate of 0.035% of the Portfolio's average daily net assets. The administrative fee for the Fund is computed at an annual rate of 0.15% of the Fund's average daily net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services to the Portfolio and the Fund for a monthly fee equal to $25 annually plus 0.0025% annually of their average daily net assets over $50 million.

EXPENSE LIMIT
The Advisor has agreed to reimburse the Fund to the extent that annual expenses exceed 1.00% of average daily net assets. This commitment expires January 31, 2001, subject to earlier termination by the Advisor on 30 days notice to the Fund.

TRANSFER AGENT FEE
Transfer agent fees of the Fund are paid to SteinRoe Services, Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Liberty Funds Distributor, Inc., also an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund. The Transfer Agent provides shareholder services for a monthly fee equal to 0.30% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.
    The Fund has adopted a 12b-1 plan which requires it to pay Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month.
    The fees received from the 12b-1 plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
Certain officers and trustees of the Trust are also officers of the Advisor. Compensation is paid to trustees not affiliated with the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

--------------------------------------------------------------------------------

NOTE 5. LINE OF CREDIT
The Liberty-Stein Roe Municipals Trust, the Liberty Stein-Roe Investment Trust and the SR&F Base Trust (collectively, the "Trusts"), participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The uncommitted line of credit permits the Trusts to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trusts for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, the Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 5% per year. In addition, a commitment fee of 0.10% per annum on each Fund's borrowings shall be paid quarterly by the Fund based on the relative asset size of the Fund. For the year ended June 30, 2000, the Trusts had no borrowngs under the agreement.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

NOTE 6. INVESTMENT TRANSACTIONS
The Portfolio's aggregate cost of purchases and proceeds from sales (other than short-term obligations) for the year ended June 30, 2000, were $3,655,971 and $3,669,365, respectively, of which $484,583 and $511,538, respectively, were U.S. Government securities.
   Unrealized appreciation (depreciation) at June 30, 2000 for federal income tax purposes was:

Gross unrealized appreciation.................     $  2,742
Gross unrealized depreciation ................      (12,293)
                                                   --------
    Net unrealized depreciation ..............     $ (9,551)
                                                   ========

Financial Highlights
--------------------------------------------------------------------------------
Stein Roe Advisor Intermediate Bond Fund

Selected per-share data for a share outstanding throughout each period), ratios and supplemental data.


                                                                          YEAR              YEAR           PERIOD
                                                                         ENDED             ENDED            ENDED
                                                                      JUNE 30,          JUNE 30,         JUNE 30,
                                                                          2000              1999         1998 (a)
                                                                 --------------- ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................        $  9.64            $10.01           $10.00
                                                                      --------          --------         --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.......................................           0.61              0.60             0.24
   Net realized and unrealized gain (loss).....................          (0.40)            (0.36)            0.01
                                                                      --------          --------         --------
     Total from investment operations..........................           0.21              0.24             0.25
                                                                      --------          --------         --------
DISTRIBUTIONS
   Net investment income.......................................          (0.56)            (0.61)           (0.24)
   In excess of net investment income..........................          (0.02)               --               --
   Return of capital...........................................          (0.02)               --               --
                                                                      --------          --------         --------
                                                                         (0.60)            (0.61)           (0.24)
                                                                      --------          --------         --------
NET ASSET VALUE, END OF PERIOD.................................        $  9.25            $ 9.64           $10.01
                                                                      ========          ========         ========

Ratio of net expenses to average net assets (b)................          1.00%             1.00%            1.00%(c)
Ratio of net investment income to average net assets (d).......          6.44%             6.13%            6.06%(c)
Total return (d)...............................................          2.25%             2.45%            2.52%(e)
Net assets, end of period (000's)..............................        $   178            $1,706           $2,122


     (a)  From commencement of operations on February 4, 1998.

     (b) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 15.90% and 3.86% for the years ended June 30, 2000 and 1999, respectively, and 10.50% annualized for the period ended June 30, 1998.

     (c)  Annualized.

     (d)  Computed giving effect to Advisor's expense limitation undertaking.

     (e)  Not annualized.


--------------------------------------------------------------------------------
SR&F Intermediate Bond Portfolio


                                                                        YEAR              YEAR           PERIOD
                                                                       ENDED             ENDED            ENDED
                                                                    JUNE 30,          JUNE 30,         JUNE 30,
                                                                        2000              1999          1998(a)
                                                               --------------- ---------------  ---------------
SELECTED RATIOS
Ratio of net expenses to average net assets..................          0.38%             0.36%            0.39%(b)
Ratio of net investment income to average net assets.........          7.48%             6.41%            6.77%(b)
Portfolio turnover rate......................................           356%              253%              86%(c)

     (a)  From commencement of operations on February 2, 1998.

     (b)  Annualized.

     (c)  Not annualized.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders, Holders of Investors' Beneficial
Interests and Board of Trustees of Liberty-Stein Roe Advisor
Trust and SR&F Base Trust

Stein Roe Advisor Intermediate Bond Fund
SR&F Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Stein Roe Advisor Intermediate Bond Fund (a series of Liberty-Stein Roe Advisor Trust formerly, Stein Roe Advisor Trust), and the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&FIntermediate Bond Portfolio (a series of SR&F Base Trust), as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of Liberty-Stein Roe Advisor Trust and SR&F Base Trust at June 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/S/ ERNST & YOUNG LLP
Boston, Massachusetts
August 18, 2000

To Contact Us...
--------------------------------------------------------------------------------

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional, Roth and Education IRAs. We're available Monday through Friday, from 8 a.m. to 8 p.m. ET, and Saturdays from 10 a.m. to 2 p.m. ET.


STEIN ROE'S FUNDS-ON-CALL(R)
24-HOUR SERVICE LINE

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase fund shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.


RETIREMENT PLAN ACCOUNTS

Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on Traditional, Roth and Education IRA plans, call us toll free at 800-338-2550.


BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by email, send correspondence directly to: comments@steinroe.com or visit us at www.steinroe.com on the Internet.


ADDITIONAL REPORTS

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-338-2550 and additional reports will be sent to you.

Must be preceded or accompanied by a prospectus.

Advisor Trust
--------------------------------------------------------------------------------

TRUSTEES
John A. Bacon, Jr.
Private Investor

William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.

Lindsay Cook
Executive Vice President, Liberty Financial Companies, Inc.

Douglas A. Hacker
Executive Vice President and Chief Financial Officer, United Airlines

Janet Langford Kelly
Executive Vice President, Secretary and General Counsel, Kellogg Company

Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington

Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS

Stephen E. Gibson, President

William D. Andrews, Executive Vice President

Kevin M. Carome, Executive Vice President

Loren A. Hansen, Executive Vice President

Joseph Palombo, Executive Vice President

Nancy L. Conlin, Senior Vice President, Secretary

Pamela McGrath, Senior Vice President, Treasurer

J. Kevin Connaughton, Controller

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
   Investment Advisor

State Street Bank and Trust Company
   Custodian

Liberty Funds Services Inc.
   Transfer Agent

Bell, Boyd & Lloyd
   Legal Counsel to the Trust

Ernst & Young LLP
   Independent Auditors

                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                      Liberty Funds Distributor, Inc. 8/00

                         S02-02/458C-0700 (8/00) 00/1455